Sigma-Aldrich Corporation Q3 2011 Earnings Review & 2011 Outlook • Enabling Science to Improve the Quality of Life Exhibit 99.2

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

2 2
Cautionary Statements
Our presentation today will include forward looking statements relating to the Company’s future performance, goals, strategic actions and initiatives and similar intentions and beliefs, including expectations, outlook, goals, beliefs, intentions and the like regarding future sales, earnings, free cash flow, share repurchases, acquisitions and other matters. These statements are based on assumptions regarding
Company operations, investments and acquisitions and conditions in the markets the Company serves.  We believe that these assumptions are reasonable and well-founded. The forward-looking statements in this presentation are subject to risks and uncertainties including, among others, certain economic, political and technological factors. Actual results could differ materially from those stated or implied during this review or contained in other Company communications due to, but not limited to, such factors as (1) global economic conditions, (2) changes in pricing and the competitive environment and the global demand for our products, (3) fluctuations in foreign currency exchange rates, (4) changes in research funding and the success of research and development activities, (5) failure of planned sales initiatives in our Research and SAFC businesses, (6) dependence on uninterrupted manufacturing operations, (7) failure to achieve planned cost reductions in global supply chain initiatives and restructuring actions, (8) changes in the regulatory environment in which the
Company operates, (9) changes in worldwide tax rates or tax benefits from domestic and international operations, including the matters described in Note 10–Income Taxes– to the Consolidated Financial Statements in the Company’s Form 10-K report for the year ended
December 31, 2010,  (10) exposure to litigation, including product liability claims, (11) the ability to maintain adequate quality standards,
(12) reliance on third party package delivery services, (13) an unanticipated increase in interest rates, (14) other changes in the business environment in which the Company operates, (15) the outcome of the outstanding matters described in Note 11-Contingent Liabilities and
Commitments to the Consolidated Financial Statements-in the Company’s Form 10-K report for the year ended December 31, 2010, and
(16) acquisitions or divestitures of businesses.  A further discussion of risk factors can be found in Item 1A of Part 1 of the Company’s
Form 10-K report for the year ended December 31, 2010. The Company does not undertake any obligation to publicly update the matters covered in this presentation.
With over 60% of sales denominated in currencies other than the U.S. dollar, management uses currency adjusted sales growth when analyzing Company performance, and believes it is useful as well to investors, to judge the Company’s performance. Organic sales growth data presented in this review excludes currency and acquisitions impacts. The Company calculates the impact of changes in foreign currency rates by multiplying current period activity by the difference between current period exchange rates and prior period exchange rates, the result is the defined impact of “changes in foreign currency exchange rates”. While we are able to report currency impacts after the fact, we are unable to estimate changes that may occur later in 2011 to applicable exchange rates. Any significant changes in currency exchange rates would likely have a significant impact on our reported growth rates due to the volume of our sales denominated in foreign currencies.
Management also uses adjusted net income and EPS and adjusted operating income and operating income margins and free cash flow, non-GAAP measures, to judge its performance and ability to pursue opportunities that enhance shareholder value. Due to the uncertain timing of future restructuring and other special charges, we are unable to include these charges in the 2011 diluted adjusted EPS forecast or provide a reconciliation to the corresponding GAAP measures. Management believes this non-GAAP information is useful to investors as well. Management believes this non-GAAP information is useful to investors as well.  Reconciliations of GAAP to non-GAAP information are included in the Company’s October 25, 2011 earnings release posted on its website, www.sigma-aldrich.com, and in the Appendix –
Reconciliation of GAAP to Non-GAAP Financial Measures beginning on Slide 15.

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© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Third Quarter 2011 Financial Results
($ in millions, except per share amounts)
3
YEAR-OVER-YEAR
Net Income and Diluted EPS Up 25%
As
Reported
Q3 2011
Excluding
Restructuring
As
Reported
Excluding
Restructuring
and Impairment
Net Income $ 117 $ 118 26% 15%
Diluted EPS $0.95 $0.96 25% 16%
Free Cash Flow $   90 26%
Q3 2011
As
Reported
Excluding
Currency and
Acquisition
Impacts
Sales $ 626 11% 4%
YEAR-OVER-YEAR
(1)
(1) See page 20 for reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

First Nine Months 2011 Financial Results
($ in millions, except per share amounts)
4
YEAR-OVER-YEAR
Year-to-Date Sales and Earnings On-Track
Excluding
Restructuring
As
Reported
Excluding
Restructuring
and Impairment
Net Income $  349 $  354 20% 16%
Diluted EPS $ 2.84 $ 2.88 20% 16%
Free Cash Flow $  300 10%
Nine
Months
2011
As
Reported
Excluding
Currency and
Acquisition
Impacts
Sales $1,895 12% 6%
YEAR-OVER-YEAR
Nine
Months
2011
(1) See page 20 for reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow
(1)

5 5
2011 Sales Growth
RESEARCH
71%
29%
SAFC
Sales Mix (YTD)
Double Digit Reported Sales Growth in 2011
Research
SAFC
Total
Company
Organic*
*Adjusted for Currency & Acquisitions
Reported
Q3 2011 / Q3 2010
Organic* Reported
Nine Months 2011/
Nine Months 2010
13% 4%
12%
4%
8%
2%
14%
9%
11%
12%
6%
4%

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

25.4%
100 basis points 40 basis points
6
Margin Analysis
Adjusted Operating Margins Show Improvement Year-Over-Year
PERCENTAGE OF SALES
25.6%
0.4
0.4
YTD
25.7%
0.4
0.4
Reported  Operating Margin - 2011
Q3
26.1%
Restructuring Costs
Adjusted Operating Margin - 2011
Acquisitions
26.4% 26.5%
Adjusted Operating Margin - 2010
Improvement

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

7 7
Free Cash Flow
(in millions)
2011
$349
79
(85)
30
373
(73)
$300
Net Income
Free Cash Flow
Net Cash Provided by Operating Activities
Less Capital Expenditures
Other
Changes in Performance Working Capital*
Depreciation & Amortization
2010
$290
69
(24)
62
397
(65)
$332
*Accounts Receivable + Inventory – Accounts Payable
NINE MONTHS ENDED SEPTEMBER 30
Working Capital Increase to Support Sales Growth

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

Strategic Priorities for Growth
•
Research Business Growth
•
Innovation and product leadership in faster growing segments
•
Leverage broad offering, customer service and distribution
•
New products in proteomics, epigenomics and molecular biology
•
SAFC Growth
•
Cell culture media for biological drugs and suite of capabilities for biological manufacturing customers
•
Chemicals for electronic applications (LEDs, semiconductors, solar panels, other)
Driving Growth Along Several Fronts

Strategic Priorities for Growth
•
Geographic Growth
•
Focus on faster growing emerging markets in Asia Pacific and Latin America
•
E- Commerce
•
Enhanced search experience
•
Expand local language capability
•
M&A
•
Robust pipeline
Driving Growth through Channel and Footprint Expansion

10 10
Q3 Sales Performance
Innovation
Reported Organic
(1)
•
Analytical, Biology, Materials Science
Sales Growth
(2)
10-22%      3-10%
SAFC Sales
•
Build on momentum in key product segments 8% 2%
Geographic Growth
•
North America 6% 3%
•
Europe 11%  2%
•
Asia Pacific/Latin America 22% 9%
•
Focus Markets – India, China, Brazil 46% 25%
eCommerce Sales
% of Research Sales
•
Research Sales via eCommerce channels                           50%
Initiatives Collectively on Track
(1) Adjusted for currency and acquisitions.  See pages 18 & 19 for reconciliation of reported growth to organic growth.
(2) Varies for individual product lines

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

11 11
Third Quarter 2011 Highlights
• ZFN technology applications growing with increased market penetration
• Introduced ZFN modified Chinese Hamster Ovary cell lines for bioproduction
• Established collaboration to develop novel energy and electronics materials including rare earth materials and quasicrystals
• Wuxi, China facility is on pace to open near year end 2011
• Completed expansion of Bangalore, India facility to provide expanded distribution and packaging
• Increased capacity for liquid media
• Taiwan SAFC Hitech facility construction expected to be completed in Q1 2012
Continued Focus on Long-term Growth Opportunities

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

12 12
2011 Guidance
Organic Revenue Growth
Free Cash Flow
Mid-single digits
~$400M
*Excludes any restructuring and other extraordinary special charges
Diluted Adjusted EPS*
Q1 Q2 Q3 Q4
Full Year
$0.98
28% Tax Rate
$0.93
28%
$0.96 $0.85 - $0.93 $3.73 - $3.81
27% 28% - 29% 30% - 31%

2011 Guidance - Diluted Adjusted EPS*

	Full Year 2011
Previous Guidance - Range	**$3.60 - $3.75**
Influencing Factors:	
Performance	$0.06
Tax Rate	0.05
FX	(0.02)
	$0.09
Current Guidance - Range	**$3.73 - $3.81**

*Excludes any restructuring and other extraordinary special charges

13

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

2011 Guidance - Diluted Adjusted EPS*

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

14 QUESTIONS? Sigma-Aldrich Corporation Q3 2011 Earnings Review

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

15 Appendix Reconciliation of GAAP to Non-GAAP Financial Measures

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Reconciliation of Reported Net Income and Diluted Earnings
Per Share to Adjusted Net Income and Adjusted Diluted
Earnings Per Share (Unaudited)
2011
2010
2011
2010
Reported net income 117 $
93 $
0.95 $
0.76 $
Restructuring costs
1
3
0.01
0.02
Impairment costs
-
7
-
0.05
Adjusted net income
118 $
103 $
0.96 $
0.83 $
2011
2010
2011
2010
Reported net income 349 $
290 $
2.84 $
2.36 $
Restructuring costs
5
9
0.04
0.07
Impairment costs
-
7
-
0.05
Adjusted net income
354 $
306 $
2.88 $
2.48 $
(in millions) Per Share
Nine Months Ended Nine Months Ended
Net Income Diluted Earnings
Net Income Diluted Earnings
(in millions) Per Share
September 30, September 30,
September 30, September 30,
Three Months Ended Three Months Ended

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Reconciliation of Reported Operating Income Margin to
Adjusted Operating Income Margin (Unaudited)
2011 2010 2011 2010
Reported operating income margin 25.6%           23.4%             25.7%           24.9%
Restructuring costs 0.4%             0.7%                0.4%             0.8%
Impairment Costs -                   1.3%                -                   0.4%
Operating income margin excluding restructuring 26.0%           25.4%             26.1%           26.1%
and impairment costs
Acquisitions 0.4%             0.4%
Adjusted operating income margin 26.4%           25.4%             26.5%           26.1%
Three Months Ended Nine Months Ended
September 30, September 30,

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Reconciliation of Reported Sales Growth to Adjusted (Organic)
Sales Growth (Unaudited)
Three Months Ended September 30, 2011
Reported FX Impact Acquisitions Organic
•
Analytical, Biology, Materials Science Sales Growth          10-22%*     6-7%*       0-12%*      3-10%*
Geographic Growth
•
North America                                                    6%              –%             3% 3%
•
Europe                                                            11% 9%             –% 2%
•
Asia Pacific/Latin America                                      22% 8%             5% 9%
•
Focus Markets – India, China, Brazil                                   46% 5%           16%        25%
*Varies for individual product areas

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Reconciliation of Reported Sales Growth to Adjusted (Organic)
Sales Growth (Unaudited)
Currency Acquisition Adjusted
Reported Benefit Benefit (Organic)
   Research Essentials 15%             6%                       3%                   6%
   Research Specialties 12%             6%                       4%                   2%
   Research Biotech 12%             6%                       -                   6%
   Research Chemicals 13%             6%                       3%                   4%
   SAFC 8%                 4%                       2%                   2%
   Total Customer Sales 11%             5%                       2%                   4%
Currency Acquisition Adjusted
Reported Benefit Benefit (Organic)
   Research Essentials 13%             5%                       2%                   6%
   Research Specialties 11%             5%                       3%                   3%
   Research Biotech 10%             5%                       -                   5%
   Research Chemicals 12%             5%                       3%                   4%
   SAFC 14%             4%                       1%                   9%
   Total Customer Sales 12%             5%                       1%                   6%
Ended September 30, 2011
Nine Months
Three Months
Ended September 30, 2011

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Reconciliation of Net Cash Provided by Operating Activities to
Free Cash Flow (Unaudited)
In millions
2011 2010
Net cash provided by operating activities 119 $             150 $
Less: Capital expenditures (29)                   (28)
Free cash flow 90 $                 122 $
2011 2010
Net cash provided by operating activities 373 $             397 $
Less: Capital expenditures (73)                   (65)
Free cash flow 300 $             332 $
Three Months Ended
September 30,
September 30,
Nine Months Ended